Risk management	12 Months Ended
Dec. 31, 2020
Statement [LineItems]
Risk management
10. Risk management
Financial instruments consist of cash and cash equivalents, accounts receivable, fair values of derivative financial instruments, accounts payable and accrued liabilities and long-term debt. At December 31, 2020, except for the senior notes described in Note 7 with a carrying value of $60.3 million (2019 – $61.5 million) and a fair value of $49.3 million (2019 – $58.4 million), the fair values of these financial instruments approximate their carrying amounts due to the short-term maturity of the instruments.
The fair values of all outstanding financial and commodity contracts are reflected on the Consolidated Balance Sheets with the changes during the period recorded in income as unrealized gains or losses.
At December 31, 2020 and 2019, the only asset or liability measured at fair value on a recurring basis was the risk management asset and liability, which was valued based on “Level 2 inputs” being quoted prices in markets that are not active or based on prices that are observable for the asset or liability.
The following table reconciles the changes in the fair value of financial instruments outstanding:

	Year ended December 31
Risk management asset (liability)	2020	2019
Balance, beginning of year	$(0.6)	$8.0
Unrealized gain (loss) on financial instruments:
Commodity collars and swaps	0.8	(8.6)

Total fair value, end of year	$0.2	$(0.6)

Current portion	$0.2	$(0.6)
Long-term portion	$0	$—

Obsidian Energy records our risk management assets and liabilities on a net basis in the Consolidated Balance Sheets. At December 31, 2020 and 2019, there were no differences between the gross and net amounts.
Obsidian Energy had the following financial instruments outstanding as at December 31, 2020. Fair values are determined using external counterparty information, which is compared to observable market data. The Company limits our credit risk by executing counterparty risk procedures which include transacting only with institutions within our syndicated credit facility or companies with high credit ratings and by obtaining financial security in certain circumstances.

	Notional volume	Remaining term	Pricing	Fair value (millions)
Oil
WTI Swaps	5,750 bbl/d	January 2021	$59.62/bbl	$(0.5)
WTI Swaps	2,500 bbl/d	February 2021	$60.34/bbl	(0.1)
WTI Swaps	750 bbl/d	March 2021	$61.58/bbl	0
AECO Swaps
AECO Swaps	23,700 mcf/d	Jan –Mar 2021	$2.94/mcf	0.8

Total				$0.2

Subsequent to December 31, 2020, the Company entered into the following additional financial hedges:

Reference price	Notional volume	Term	Pricing
Oil
WTI Swaps	400 bbl/d	January 2021	$63.09/bbl
WTI Swaps	3,750 bbl/d	February 2021	$67.00/bbl
WTI Swaps	6,050 bbl/d	March 2021	$69.70/bbl
WTI Swaps	4,750 bbl/d	April 2021	$77.74/bbl
WTI Swaps	1,125 bbl/d	May 2021	$81.50/bbl
AECO Swaps
AECO Swaps	2,370 mcf/d	March 2021	$3.17/mcf
AECO Swaps	26,100 mcf/d	April 2021	$2.83/mcf
AECO Swaps	21,300 mcf/d	May 2021	$2.68/mcf
AECO Swaps	21,300 mcf/d	June 2021	$2.67/mcf
AECO Swaps	4,700 mcf/d	July 2021	$2.28/mcf
AECO Swaps	4,700 mcf/d	August 2021	$2.28/mcf
AECO Swaps	4,700 mcf/d	September 2021	$2.28/mcf
AECO Swaps	4,700 mcf/d	October 2021	$2.28/mcf
Based on commodity prices and contracts in place at December 31, 2020, a $1.00 change in the price per barrel of liquids of WTI would change pre-tax
unrealized risk management by $0.4 million and a $0.50 change in the price per mcf of natural gas would change pre-tax
unrealized risk management by $1.1 million.
The components of risk management on the Consolidated Statements of Income (Loss) are as follows:

	Year ended December 31
	2020	2019
Realized
Settlement of commodity contracts	$20.9	$(7.2)

Total realized risk management gain (loss)	$20.9	$(7.2)
Unrealized
Commodity contracts	$0.8	$(8.6)

Total unrealized risk management gain (loss)	0.8	(8.6)

Risk management gain (loss)	$21.7	$(15.8)
Additionally, the Company had the following physical contracts outstanding at December 31, 2020.

	Notional volume	Term	Pricing
Physical Oil Contracts (1)
WTI	542 bbl/d	Jan – Mar 2021	$55.54/bbl
WTI	571 bbl/d	Apr – Jun 2021	$59.04/bbl

(1)	WTI, differentials and foreign exchange hedged to lock-in positive net operating income on certain heavy oil properties.
Subsequent to December 31, 2020 the Company entered into the following physical contracts:

	Notional volume	Term	Pricing
Light Oil Differential (1)(2)
	1,245 bbl/d	Apr – Jun 2021		$5.51/bbl
	1,230 bbl/d	Jul – Sep 2021		$5.82/bbl
Light Oil Differential – USD (1)
	1,556 bbl/d	Apr – Jun 2021	US$	4.00/bbl
	1,539 bbl/d	Jul – Sep 2021	US$	4.42/bbl
Heavy Oil Differential (3)
	564 bbl/d	Jul – Sep 2021		$14.85/bbl

(1)	Differentials completed on a WTI - MSW basis.
(2)
USD transactions completed on a US$ WTI - US$ MSW basis and converted to Canadian dollars using a fixed foreign exchange ratio of CAD/USD $1.281 in the second quarter of 2021 and $1.279 in the third quarter of 2021.

(3)	Differentials completed on a WTI - WCS basis.
COVID-19
Pandemic Risk
In March 2020, the World Health Organization declared
COVID-19
a global pandemic. Since that time, the oil and gas industry has experienced significant volatility with commodity prices, and in particular oil prices, as a result of a decline in economic activity and lower demand for commodities in both Canada and around the world. In the second half of 2020 and into 2021, oil prices have largely recovered from the lows that occurred in the second quarter of 2020 as restrictions eased and vaccines started to be administered. In early 2021, full demand recovery remains uncertain as countries are at various stages of rolling-out
vaccines while virus outbreaks continue to occur, mainly due to new variants, which has resulted in activity restrictions. This market volatility has not only impacted oil and gas sales but has increased the complexity of certain judgements and estimates when preparing our year-end
2020 financial information, particularly within the measurement uncertainty of the inputs used in the Company’s assessment of the recoverability of asset carrying values, assessing counterparty credit risk as well as the credit risk-adjusted discount rate used within our decommissioning liability and office lease provision.
Market Risks
Obsidian Energy is exposed to normal market risks inherent in the oil and natural gas business, including, but not limited to, commodity price risk, foreign currency rate risk, credit risk, interest rate risk and liquidity risk. The Company seeks to mitigate these risks through various business processes and management controls and from time to time by using financial instruments.
Commodity Price Risk
Commodity price fluctuations are among the Company’s most significant exposures. Oil prices are influenced by worldwide factors, including, but not limited to, OPEC actions, world supply and demand fundamentals, pipeline capacity availability and geopolitical events. Natural gas prices are influenced by, including, but not limited to, the price of alternative fuel sources such as oil or coal and by North American natural gas supply and demand fundamentals including the levels of industrial activity, weather, storage levels and liquefied natural gas activity. In accordance with policies approved by Obsidian Energy’s Board of Directors, the Company may, from time to time, manage these risks through the use of swaps or other financial instruments up to a maximum of 50 percent of forecast sales volumes, net of royalties, for the balance of any current year plus one additional year forward and up to a maximum of 25 percent, net of royalties, for one additional year thereafter. Risk management limits included in Obsidian Energy’s policies may be exceeded with specific approval from the Board of Directors.
For the first half of 2021, the Board of Directors has approved an increase to the maximum percentage of production that may be hedged as follows: i) gas volumes, net of royalties may be hedged up to a maximum of 65 percent and ii) oil volumes, net of royalties may be hedged up to a maximum of 65 percent for the following month, otherwise hedges must follow the standard terms and conditions of the program. Additionally, for the second half of 2021, the Board of Directors has approved that gas volumes, net of royalties, may be hedged up to a maximum of 60 percent.

Foreign Currency Rate Risk
Prices received for oil are referenced in US dollars, thus Obsidian Energy’s realized oil prices are impacted by Canadian dollar to US dollar exchange rates. A portion of the Company’s debt is denominated in US dollars, thus the principal and interest payments in Canadian dollar terms are also impacted by exchange rates. When considered appropriate, the Company may use financial instruments to fix or collar future exchange rates to fix the Canadian dollar equivalent of oil revenues or to fix US denominated long-term debt principal repayments.
Credit Risk
Credit risk is the risk of loss if purchasers or counterparties do not fulfill their contractual obligations. As at December 31, 2020, the Company’s maximum exposure to credit risk was $41.6 million (2019 – $66.0 million) which was comprised of $40.8 million (2019 – $65.6 million) being the carrying value of the accounts receivable and $0.8 million (2019 – $0.4 million) related to the fair value of the derivative financial assets.
The Company’s accounts receivable are principally with customers in the oil and natural gas industry and are generally subject to normal industry credit risk, which includes the ability to recover unpaid receivables by retaining the partner’s share of production when Obsidian Energy is the operator or the potential to net offsetting payables to mitigate exposure. Obsidian Energy continuously monitors credit risk and maintains credit policies to ensure collection risk is limited. For oil and natural gas sales and financial derivatives, a counterparty risk procedure is followed whereby each counterparty is reviewed on a regular basis for the purpose of assigning a credit limit and may be requested to provide security if determined to be prudent. For financial derivatives, the Company normally transacts with counterparties who are members of our banking syndicate or counterparties that have investment grade bond ratings. Credit events related to all counterparties are monitored and credit exposures are reassessed on a regular basis.
At December 31, 2020, $5.7 million of accounts receivable are past due (90+ days) but are considered to be collectible (2019 – $8.7 million). The lifetime ECL allowances related to Obsidian Energy’s commodity product sales receivables and joint venture receivables recognized in accounts receivable was nominal as at and for the years ended December 31, 2020 and 2019.
As at December 31, the following accounts receivable amounts were outstanding:

	Current	30-90 days	90+ days	Total (1)
2020	$29.5	$5.6	$5.7	$40.8
2019	$47.5	$9.4	$8.7	$65.6

(1)	In 2020, $nil of accounts receivable is related to assets classified as held for sale (2019 – $3.9 million).
Interest Rate Risk
A portion of the Company’s debt capital can be held in floating-rate bank facilities, which results in exposure to fluctuations in short-term interest rates, which remain at lower levels than longer-term rates. From time to time, Obsidian Energy may increase the certainty of our future interest rates by entering fixed interest rate debt instruments or by using financial instruments to swap floating interest rates for fixed rates or to collar interest rates. As at December 31, 2020, 87 percent of the Company’s long-term debt instruments were exposed to changes in short-term interest rates (2019 – 87 percent).
As at December 31, 2020, a total of $60.3 million (2019 – $61.5 million) of fixed interest rate debt instruments was outstanding with an average remaining term of 0.9 years (2019 – 1.5 years) and an average interest rate of 5.2 percent (2019 – 5.7 percent).

Liquidity Risk
Liquidity risk is the risk that the Company will be unable to meet its financial liabilities as they come due. Management utilizes short and long-term financial and capital forecasting programs to ensure credit facilities are sufficient relative to forecast debt levels and capital program levels are appropriate, and that financial covenants will be met. Management also regularly reviews capital markets to identify opportunities to optimize the debt capital structure on a cost-effective basis. In the short term, liquidity is managed through daily cash management activities, short-term financing strategies and the use of swaps and other financial instruments to increase the predictability of cash flow from operating activities.
The following table outlines estimated future obligations for non-derivative
financial liabilities as at December 31, 2020:

	Long-term debt (1)	Accounts payable & accrued liabilities	Share-based compensation accrual	Total
2021	$451.8	$72.2	$1.9	$525.9
2022	0	0	0.1	0.1
2023	0	0	0	0
2024	0	0	0	0
2025	0	0	0	0
Thereafter	$0	$0	$0	$0

(1)
The 2021 figure includes $395.0 million related to the syndicated credit facility, which at the balance sheet date was due for renewal in 2021. Subsequent to December 31, 2020, the Company entered into an agreement with members of our banking syndicate to extend the term-out
period of the syndicated credit facility to November 30, 2022. Additionally, the Company also entered into agreements with holders of our senior notes to extend their maturity dates, previously due on November 30, 2021, to November 30, 2022. Refer to Note 7 for additional details.